Dividends	6 Months Ended
Jun. 30, 2020
Interim Financial Reporting [Abstract]
Dividends
Dividends
Dividends payable
BP today announced an interim dividend of 5.25 cents per ordinary share which is expected to be paid on 25 September 2020 to ordinary shareholders and American Depositary Share (ADS) holders on the register on 14 August 2020. The corresponding amount in sterling is due to be announced on 14 September 2020, calculated based on the average of the market exchange rates for the four dealing days commencing on 8 September 2020. Holders of ADSs are expected to receive $0.315 per ADS (less applicable fees). The board has decided not to offer a scrip dividend alternative in respect of the second quarter 2020 dividend. Ordinary shareholders and ADS holders (subject to certain exceptions) will be able to participate in a dividend reinvestment programme. Details of the second quarter dividend and timetable are available at bp.com/dividends and further details of the dividend reinvestment programmes are available at bp.com/drip.

	Second	Second	First	First
	quarter	quarter	half	half
	2020	2019	2020	2019
Dividends paid per ordinary share
cents	10.500	10.250	21.000	20.500
pence	8.342	8.066	16.498	15.804
Dividends paid per ADS (cents)	63.00	61.50	126.00	123.00
Scrip dividends
Number of shares issued (millions)	—	46.3	—	136.4
Value of shares issued ($ million)	—	318	—	947